SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported): November 30, 2001




                     BANYAN STRATEGIC REALTY TRUST
        ------------------------------------------------------
        (Exact name of Registrant as specified in its charter)




  Massachusetts                 0-15465             36-3375345
------------------         ----------------       ----------------
(State of or other         (Commission File       (I.R.S. Employer
 jurisdiction of                Number)           Identification
 incorporation)                                       Number)




2625 Butterfield Road, Suite 101 N
Oak Brook, Illinois                                    60523
----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code (630)218-7250




This document consists of 3 pages.



Exhibit index is located on page 2.

ITEM 5.  OTHER INFORMATION

     On November 30, 2001, the Trust issued a Press Release a copy of which is attached hereto as Exhibit (99.18) and is incorporated herein by reference.

     On December 4, 2001, the Trust issued a Press Release a copy of which is attached hereto as Exhibit (99.19) and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial Statements.  Not applicable.

     (b)   Pro Forma Financial Information.  Not applicable.

     (c)   Exhibits

           EXHIBIT NUMBER         DESCRIPTION
           --------------         -----------

           Exhibit (99.18)        Press Release dated November 30, 2001

           Exhibit (99.19)        Press Release dated December 4, 2001

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: December 5, 2001            BANYAN STRATEGIC REALTY TRUST
                                       (Registrant)




                                  By:  /S/ JOEL L. TEGLIA
                                       -------------------------
                                       Joel L. Teglia
                                       Executive Vice President,
                                       Chief Financial and
                                       Accounting Officer